Exhibit 10.48

                                 REVOLVING NOTE

U.S. $2,000,000                                          Dated: October 19, 2004

     FOR VALUE RECEIVED, the undersigned, PHC, INC., a Massachusetts corporation, PHC OF MICHIGAN, INC., a Massachusetts corporation, PHC OF NEVADA, INC., a Massachusetts corporation, PHC OF UTAH, INC., a Massachusetts corporation, PHC OF VIRGINIA, INC., a Massachusetts corporation, NORTH POINT - PIONEER, INC., a Massachusetts corporation, WELLPLACE, INC., a Massachusetts corporation and DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation (individually, collectively and jointly and severally, the "Borrower"), hereby promise to pay to CAPITALSOURCE FINANCE LLC (the "Lender") the unpaid principal amount of all Advances made by Lender to Borrower under the Revolving Facility in lawful money of the United States of America in immediately available funds, with interest thereon, and all other Obligations under the Revolving Credit, Term Loan and Security Agreement, dated as of the date hereof, among Borrower, each Guarantor a party thereto and Lender (as it may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), all at the times and in the manner set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

     1.   Interest and Payments.

          (a) Borrower promises to pay interest on the outstanding principal amount of the Revolving Facility from the date of any Advance under the Revolving Facility until such principal amount is irrevocably paid in full in cash pursuant to and as required by the terms of the Loan Agreement.

          (b) Payments of interest and other Obligations shall be made, when due, by the application of funds advanced under the Revolving Facility in accordance with the provisions of the Loan Agreement. Any payments of principal or interest or other amounts on or payments under this Revolving Note not paid automatically as provided in the Loan Agreement shall be paid to Lender only by wire transfer on the date when due, without any deduction whatsoever, including any deduction for any setoff or counterclaim, in U.S. Dollars in immediately available funds as required in the Loan Agreement. Notwithstanding and without limiting or being limited by any other provision of this Revolving Note, any payments or prepayments received under this Revolving Note shall be credited and applied in accordance with the provisions of the Loan Agreement.

          2.   Maturity.

               Unless earlier due and payable or accelerated under the Loan Agreement, this Revolving Note shall mature, and the outstanding principal balance hereunder and other Obligations, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full on the last day of the Term.

          3.   Default Rate.

               Notwithstanding any other provision of this Revolving Note the Default Rate set forth in the Loan Agreement shall apply to this Revolving Note as and when provided therein.
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          4.   Loan Agreement and Security Documents.

               (a) This Revolving Note is referred to in, made pursuant to, and entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making

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                    of  Advances  under  the  Revolving  Facility  by  Lender to
                    Borrower in the aggregate maximum Dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and
                    (iii) contains provisions defining an Event of Default and the rights and remedies of Lender upon the occurrence of an Event of Default.

               (b) This Revolving Note is a secured note, entitled to the benefits of and security interests granted in, among other things, the Loan Agreement and the other Security Documents.

          5. Prepayments. This Revolving Note may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

          6. Payments Due on a Day other than a Business Day. If any payment to be made on or under this Revolving Note is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of any interest (at the interest rate then in effect during such extension) and/or fees, as the case may be.

          7. Waivers. Borrower hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to this Revolving Note, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein or in the Loan Agreement. The pleading of any statute of limitations as a defense to any demand against Borrower hereunder is expressly waived by Borrower. No course of action or dealing, renewal, release or extension of this Revolving Note or any Loan Document or any rights hereunder or thereunder, release of Borrower or any Guarantor, or delay, failure or omission on Lender's part in enforcing this Revolving Note or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document shall affect the liability of Borrower or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or under any other Loan Document affect the liability of Borrower or any Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver of any one or more defaults in the performance of any of the provisions of this Revolving Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.

          8.   Exercise of Rights.

               (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity.

               (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

          9. Lawful Limits. This Revolving Note is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Lender shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrower hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

          10. Governing Law. This Revolving Note shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of laws provisions.

          11. Acknowledgement of Joint and Several Liability. Each Borrower acknowledges that it is jointly and severally liable for all of the Obligations under the Loan Documents. Each Borrower expressly understands, agrees and acknowledges that (i) Borrowers are all Affiliated entities by common ownership, (ii) each Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (iii) each Borrower has requested that Lender extend such a common credit facility on the terms herein provided, (iv) Lender will be lending against, and relying on a lien upon, all of Borrowers' assets that are pledged as Collateral hereunder, even though the proceeds of any particular loan made hereunder may not be advanced directly to a particular Borrower, (v) each Borrower will nonetheless benefit by the making of all such loans by Lender and the availability of a single credit facility of a size greater than each could independently warrant, and (vi) all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Loan Documents shall be applicable to and shall be binding upon each Borrower.

          12. Conflicts. In the event of a conflict between the terms of this Note and the Loan Agreement, the terms of the Loan Agreement shall govern.

          13. Replacement Notes. This Revolving Note, together with that certain other Revolving Note dated as of the date hereof in the principal amount of $1,500,000, are given in replacement, but not

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               in  extinguishment,  novation or  cancellation,  of that  certain
               Revolving Note dated as of the date hereof in the original principal amount of $3,500,000.



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     IN WITNESS WHEREOF, Borrower has executed and delivered this Revolving Note on this the 25th day of March 2005 to be effective as of the date first set forth above.


                                          PHC, INC.


                                          By: /s/ Paula C. Wurts
                                                  ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer


                                          PHC OF MICHIGAN, INC.


                                          By: /s/ Paula C. Wurts
                                                  ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer


                                          PHC OF NEVADA, INC.


                                          By: /s/ Paula C. Wurts
                                             ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer


                                          PHC OF UTAH, INC.


                                          By: /s/ Paula C. Wurts
                                                 ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer


                                          PHC OF VIRGINIA, INC.


                                          By: /s/ Paula C. Wurts
                                                  ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer

                                          NORTH POINT - PIONEER, INC.


                                          By: /s/ Paula C. Wurts
                                                  ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer


                                          WELLPLACE, INC.


                                          By: /s/ Paula C. Wurts
                                                  ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer


                                          DETROIT BEHAVIORAL INSTITUTE, INC.


                                          By: /s/ Paula C. Wurts
                                                  ____________________________
                                          Name:   Paula C. Wurts
                                          Its:    Chief Financial Officer